SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                            DECEMBER 14, 2000
                            -----------------
                            (Date of Report)


                             ENTROPIN, INC.
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         (Exact Name of Registrant as specified in its charter)


         Colorado               33-23693              84-1090424
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(State or other jurisdiction   (Commission           (IRS Employer
      of incorporation)       File Number)        Identification No.)


               45926 OASIS STREET, INDIO, CALIFORNIA 92201
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       (Address of principal executive offices including zip code)


                             (760) 775-8333
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           (Registrant's telephone number including area code)

                                   N/A
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      (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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     (a)  DISMISSAL OF INDEPENDENT ACCOUNTANTS.  On December 11, 2000, the
Registrant dismissed Causey Demgen and Moore Inc. as its independent accountants.

     The independent accountants' reports of Causey Demgen and Moore Inc. on the financial statements of the Registrant for each of the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and neither of those reports was qualified or modified as to uncertainty, audit scope or accounting principle.

     During the Registrant's two fiscal years ended December 31, 1999 and December 31, 1998, and through the date of this Current Report on Form 8-K, there were no disagreements between the Registrant and Causey Demgen and Moore Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Registrant has requested that Causey Demgen and Moore Inc. furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     (b) ENGAGEMENT OF INDEPENDENT ACCOUNTANTS. On December 11, 2000, upon the recommendation of its Audit Committee, the Registrant's Board of Directors appointed Deloitte & Touche LLP as its new independent accountants.

     During fiscal years ended December 31, 1998 and December 31, 1999, and the subsequent interim period prior to engaging Deloitte & Touche LLP, the Registrant did not consult with Deloitte & Touche LLP regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Registrant's Financial Statements or any matter that was the subject of a disagreement or reportable event with Causey Demgen and Moore Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (c)  Exhibit             Description of Exhibit

          16.1 Letter from Causey Demgen and Moore Inc. to the Securities and Exchange Commission dated December 14, 2000.



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
                               SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: December 14, 2000                 ENTROPIN, INC.



                                   By   /s/ Thomas G. Tachovsky
                                      ------------------------------------
                                        Thomas G. Tachovsky
                                        President and Chief Executive Officer









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